SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   June 2, 2004
                                                    (March 22, 2004)


                        Bio Solutions Manufacturing, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    New York
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-33229                                        16-1576984
------------------------------------              ------------------------------
    (Commission File Number)                      (I.R.S. Employer
                                                           Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 582-4000
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                 Single Source Financial Services Corporation
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A amends From 8-K filed on March 22, 2004, by the Registrant under its former name, Single Source Financial Services Corporation. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Bio Solutions Manufacturing, Inc., a Nevada corporation, as required by Item 7 of form 8-K.


ITEM #1- CHANGE IN CONTROL OF REGISTRANT

     Not Applicable

ITEM #2- ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable

ITEM #3 - BANKRUPTCY OR RECEIVERSHIP

     Not Applicable

ITEM #4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not Applicable

ITEM #5 - OTHER EVENTS

     Not Applicable

ITEM #6 - RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Not Applicable

ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS


           (a.) Financial statements of business acquired.

     Pursuant to the requirements of Regulation S-X 210.3.05(b) the following are the audited financial statements of Bio-Solutions International, Inc., a Nevada corporation, ( the predecessor entity ) for the years June 30, 2003 and 2002 and unaudited financial statements for the six months ended December 31, 2003 and 2002. The Registrant acquired all of the outstanding capital stock of Bio Solutions Manufacturing, Inc., a Nevada corporation. On March 1, 2004, Bio Solutions Manufacturing, Inc., acquired the operating assets and assumed certain liabilities of Bio Solutions International, Inc. pursuant to the terms of an Asset Purchase Agreement. Prior to that date, Bio- Solutions Manufacturing was operated as the manufacturing division of Bio-Solutions International, Inc. and its assets, liabilities and operations were accounted for as a integral part of Bio- Solutions International, Inc. financial statements. In addition, the audited financials statements of the Registrant for its latest year end October 31, 2003 have been included in this filing. Due to difficulties in compiling the necessary data, unaudited proforma financial statements combining the statements of operations for the Registrant for the year ended October 31, 2003 and the manufacturing operations of the "predecessor entity" and the balance sheet of the Registrant and its newly acquired subsidiary Bio-Solutions Manufacturing, Inc have been delayed and will be included as an amendment to the Form 8K-A on or before June 8, 2004.

                      INDEX TO AUDITED FINANCIAL STATEMENTS
                      OF BIO-SOLUTIONS INTERNATIONAL, INC.


Independent Auditors' Report.................................................F-2

Consolidated Balance Sheets..................................................F-3

Consolidated Statements of Operations........................................F-4

Consolidated Statements of Stockholders' Deficiency..........................F-5

Consolidated Statements of Cash Flows........................................F-6

Notes to Consolidated Financial Statements...................................F-7

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholders
Bio-Solutions International, Inc.
Hattiesburg, Mississippi

We have audited the accompanying consolidated balance sheets of Bio-Solutions International, Inc. as of June 30, 2003 and 2002 and the related consolidated statements of operations, stockholders' deficiency and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2003 and 2002 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the consolidated financial statements, the Company has experienced net losses since inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 9. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                         /s/Baum & Company, P.A.
                                                            Baum & Company, P.A.

Coral Springs, Florida
October 31, 2003

                        Bio-Solutions International, Inc.
                           Consolidated Balance Sheets
                             June 30, 2003 and 2002


                                                                  2003                2002
                                                           ------------------- -------------------
                                   ASSETS
CURRENT ASSETS
   Cash                                                    $            18,140 $            20,334
   Accounts receivable - trade                                          19,295              34,073
   Inventory                                                            31,963              94,348
                                                           ------------------- -------------------

          Total current assets                                          69,398             148,755
                                                           ------------------- -------------------

PROPERTY AND EQUIPMENT
   (Net of accumulated depreciation of $59,895 and
        $12,134 in 2003  and 2002, respectively)                       357,077             264,996
                                                           ------------------- -------------------

          Total property and equipment                                 357,077             264,996
                                                           ------------------- -------------------

OTHER ASSETS
   Security deposits                                                     3,000               2,500
   Investments                                                               0                   0
   Product formulation                                                  50,000              50,000
   Goodwill                                                                  0                   0
                                                           ------------------- -------------------

          Total other assets                                            53,000              52,500
                                                           ------------------- -------------------

Total Assets                                               $           479,475 $           466,251
                                                           =================== ===================

         LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
   Accounts payable                                        $           462,410 $           382,761
   Disposition deposit                                                  50,000                   0
   Prepaid franchise sale income                                        27,567              35,000
   Capitalized lease payable                                             5,284                   0
   Notes and loan payable                                              375,902             336,812
                                                           ------------------- -------------------

          Total current liabilities                                    921,163             754,573
                                                           ------------------- -------------------

Total Liabilities                                                      921,163             754,573
                                                           ------------------- -------------------

STOCKHOLDERS' DEFICIENCY
   Preferred stock, $0.001 par value, authorized
        1,000,000 shares; none issued and outstanding                        0                   0
   Common stock, $0.0001 par value, authorized
        100,000,000 shares; 57,379,083 and 50,168,557
        issued and outstanding shares; respectively                      5,738               5,017
   Additional paid-in capital                                        1,690,795           1,576,516
   Accumulated deficit                                              (2,138,221)         (1,869,855)
                                                           ------------------- -------------------

          Total stockholders' deficit                                 (441,688)           (288,322)
                                                           ------------------- -------------------

Total Liabilities and Stockholders' Deficit                $           479,475 $           466,251
                                                           =================== ===================






     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                      Consolidated Statements of Operations
                       Years Ended June 30, 2003 and 2002


                                                              2003                      2002
                                                      ---------------------    ----------------------
REVENUES
   Sales of franchises                                $             162,146    $               82,600
   Product and service sales                                        322,939                    88,423
                                                      ---------------------    ----------------------

          Total revenues                                            485,085                   171,023
                                                      ---------------------    ----------------------

EXPENSES
   Cost of products                                                 114,013                    62,919
   Operating expenses                                               674,986                 1,013,469
                                                      ---------------------    ----------------------

          Total expenses                                            788,999                 1,076,388
                                                      ---------------------    ----------------------

Net income (loss) before other income (expense)
and provision for income taxes                                     (303,914)                 (905,365)
                                                      ---------------------    ----------------------

OTHER INCOME (EXPENSE):
   Writeoff of other assets                                               0                    (1,846)
   Writeoff of business acquisition                                       0                  (104,036)
   Interest expense                                                  35,548                   (42,103)
                                                      ---------------------    ----------------------

          Total other income (expense)                               35,548                  (147,985)
                                                      ---------------------    ----------------------

Net income (loss) before provision for income taxes                (268,366)               (1,053,350)
                                                      ---------------------    ----------------------

Provision for income taxes                                                0                         0
                                                      ---------------------    ----------------------

Net income (loss)                                     $            (268,366)   $           (1,053,350)
                                                      =====================    ======================

Net income (loss) per weighted average share, basic   $               (0.01)   $               (0.02)
                                                      =====================    ======================

Weighted average number of shares                                57,317,364                44,698,131
                                                      =====================    ======================




     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                Consolidated Statements of Stockholders' Deficit





                                                                     Additional                                  Total
                                            Number of     Common      Paid-in     Deferred                   Stockholders'
                                             Shares       Stock       Capital   Compensation      Deficit     Deficiency
                                           ----------- ---------- ------------- ------------ -------------- ---------------

BEGINNING BALANCE, June 30, 2000                90,021 $        9 $   1,754,727 $     (9,407)$   (1,870,329)$      (125,000)

10/00-shares issued to settle accounts             939          1        93,879            0              0          93,880
payable
11/00-shares issued in exchange for options      1,947          2       194,656            0              0         194,658
02/01-shares issued for services            18,300,000      1,830       181,970            0              0         183,800
02/01-acquisition of PSM                    11,140,020      1,114    (1,943,376)       9,407      1,508,346        (424,509)
S-8 stock for services                       9,370,000        937        92,763            0              0          93,700
144 stock for services                         105,000         10         1,040            0              0           1,050
Shares issued for cash                       1,214,285        121       250,379            0              0         250,500
05/01-asset acquisition                     12,859,980      1,285             0            0              0           1,285
06/01-cancellation of shares               (15,692,910)    (1,570)        1,570            0              0               0

   Net loss                                          0          0             0            0       (454,522)       (454,522)
                                           ----------- ---------- ------------- ------------ -------------- ---------------

BALANCE, June 30, 2001                      37,389,282      3,739       627,608            0       (816,505)       (185,158)

Shares issued for cash                         300,000         30        19,970            0              0          20,000
Shares issued for services                   4,657,500        466       462,293            0              0         462,759
Shares issued for equipment                    800,000         80         7,920            0              0           8,000
Shares issued for debt                       3,553,910        355       355,036            0              0         355,391
Shares issued for business acquisition       3,467,865        347       103,689            0              0         104,036

   Net loss                                          0          0             0            0     (1,053,350)     (1,053,350)
                                           ----------- ---------- ------------- ------------ -------------- ---------------

BALANCE, June 30, 2002                      50,168,557      5,017     1,576,516            0     (1,869,855)       (288,322)

Shares issued for debt                         210,526         21        39,979            0              0          40,000
Shares issued for services                   7,000,000        700        74,300            0              0          75,000

   Net loss                                          0          0             0            0       (268,366)       (268,366)
                                           ----------- ---------- ------------- ------------ -------------- ---------------

ENDING BALANCE, June 30, 2003               57,379,083 $    5,738 $   1,690,795 $          0 $   (2,138,221)$      (441,688)
                                           =========== ========== ============= ============ ============== ===============









     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                      Consolidated Statements of Cash Flows
                       Years Ended June 30, 2003 and 2002


                                                                 2003                 2002
                                                          ------------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                         $         (268,366)   $      (1,053,350)
Adjustments to reconcile net income to net cash
 provided by operating activities:
     Depreciation                                                     47,761                8,259
     Stock issued for services                                        25,000              462,759
     Stock issued for interest expense                                     0               27,754
     Stock issued for business acquisition                                 0              104,036

Changes in operating assets and liabilities:
     (Increase) in accounts receivable                                14,778               (9,133)
     (Increase) decrease in inventory                                 62,385               44,724
     (Increase) in security deposits                                    (500)                   0
     Increase in accounts payable                                    251,899              171,874
     Increase in accrued compensation - related parties             (172,250)              91,050
     Prepaid franchise sale income                                    42,567               35,000
                                                          ------------------    -----------------

Net cash used for operating activities                                 3,274             (117,027)
                                                          ------------------    -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Writeoff of goodwill                                                  0                1,286
     Investments                                                           0                  560
     Acquisition of fixed assets                                     (44,558)            (235,686)
                                                          ------------------    -----------------

Net cash used by investing activities                                (44,558)            (233,840)
                                                          ------------------    -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash acquired in acquisition                                          0                    0
     Proceeds of note and loan payable                                39,090              346,399
     Proceeds of common stock                                              0               20,000
                                                          ------------------    -----------------

Net cash provided by financing activities                             39,090              366,399
                                                          ------------------    -----------------

Net increase in cash                                                  (2,194)              15,532

CASH, beginning of period                                             20,334                4,802
                                                          ------------------    -----------------

CASH, end of period                                       $           18,140    $          20,334
                                                          ==================    =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:

Non-Cash Financing Activities:
  Fixed assets acquired under capital lease               $            6,000    $               0
                                                          ==================    =================
  Stock issued to acquire equipment                       $                0    $           8,000
                                                          ==================    =================
  Stock issued to retire debt                             $           40,000    $         327,637
                                                          ==================    =================



     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements


(1)  SIGNIFICANT ACCOUNTING POLICIES

     Organization and operations

     Septima Enterprises, Inc. (Company) was incorporated on September 12, 1988 under the laws of the State of Colorado for the purpose of acquiring interests in other business entities and commercial technologies.
     Operations  to  date  have  consisted  of  acquiring  capital,   evaluating
     investment opportunities, acquiring interests in other businesses and technologies, establishing a business concept, conducting research and development activities, and manufacturing.

     The Company, due to the unsuccessful nature of its initial operations, ceased all operations in February 1998. In September 1998, creditors of the Company were successful in obtaining a judgment against the Company for unpaid debts. In October 1998, the Company was subject to a Judicial Sale whereby all assets of the Company were sold in satisfaction of the September 1998 judgment. Accordingly, the aggregate adjusted balance of open trade payables, as of December 31, 2000, of approximately $134,000 was the only remaining identifiable liability of the Company.

     During the first quarter of Fiscal 2001, the Company's legal counsel began to negotiate the settlement of the outstanding trade accounts payable. As a result of these efforts, the Company was able to negotiate settlements during the second quarter of Fiscal 2001, using cash, the Company's restricted and unregistered common stock and combinations thereof, to satisfy approximately $122,700 of open trade payables Additionally, unaffiliated third parties have agreed to assume the remaining approximately $11,000 of trade payables owed to unlocated vendors.

     The Company held a Special Meeting of the Shareholders on January 22, 2001. The shareholders approved the following items: 1) Authorized the Company to effect a 1 for 100 reverse split of the Company's issued and outstanding common stock as of February 5, 2001; 2) authorized the Company to reincorporate in the State of Nevada thereby changing the corporate domicile from Colorado to Nevada; and 3) approved changing the par value of the common shares from no par value to $0.0001 per share. The effects of these actions are reflected in the accompanying financial statements as of the first day of the first period presented.

     The Company changed its state of incorporation from Colorado to Nevada by means of a merger with and into a Nevada corporation formed on January 26, 2001 solely for the purpose of effecting the reincorporation. The Certificate of Incorporation and Bylaws of the Nevada corporation are the Certificate of Incorporation and Bylaws of the surviving corporation. Such Certificate of Incorporation changed the Company's name to Bio- Solutions International, Inc. and modified the Company's capital structure to allow for the issuance of 100,000,000 total equity shares consisting of no shares of preferred stock and 100,000,000 shares of common stock, with a par value of $0.0001 per share.

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements


(1)  SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Principles of consolidation

     The consolidated financial statements include the accounts of Bio-Solutions
     International,   Inc.  and  its  wholly-  owned  subsidiary,   Biosolutions
     Franchise Corporation. All intercompany transactions have been eliminated.

     Acquisitions

     On February 14, 2001, the Company and Paradigm Sales & Marketing Corporation (a privately-owned Florida corporation), and the individual holders of all of the outstanding capital stock of Paradigm Sales &
     Marketing Corporation (Holders) entered into a reverse acquisition transaction (Reorganization) pursuant to a certain Share Exchange Agreement (Agreement) of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of Paradigm Sales & Marketing Corporation in exchange for 11,140,020 shares of post-reverse split restricted, unregistered common stock of the Company. The reorganization was accounted for as a reverse acquisition.

     In May 2001, the Company and Biosolutions, Inc. (A New Jersey corporation) entered into an Asset Acquisition Agreement whereby all the assets were acquired. Upon allocation of the value ascertained to the 12,859,980 shares issued, $1,260 of goodwill resulted from the transaction.

     On January 21, 2002, the Company and H3O Holding Corp., (a Delaware corporation), entered into an asset purchase agreement. Pursuant to this agreement, the Company issued 3,467,862 shares of restricted stock, in February 2002, for the assets of "H3O", a water beverage business. The assets acquired consists of the following: inventory of finished goods, registered and unregistered trademarks, trade names, customer list and the formulations and recipes to produce the water products. The common stock of "Biosolutions" was held in escrow until June 2002, at which time all provisions of the agreement were satisfied.

     Revenue Recognition

     The Company's revenue is derived primarily from the sale of its products to its franchised distributors upon shipment of product. Additionally, the Company receives income from the sale of its franchises for exclusive rights for specific geographical territories. This income is recognized upon receipt for the initial down- payment. The balance of the unpaid franchise fee is realized upon collection, which occurs when product is purchased by franchisor.

     Stock-based compensation

     In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which establishes a fair value based method for financial

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements


(1)  SIGNIFICANT ACCOUNTING POLICIES (Continued)

     accounting and reporting for stock-based employee compensation plans and for transactions in which an entity issues its equity instruments to acquire goods and services from non-employees.

     However, the new standard allows compensation to employees to continue to be measured by using the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, but requires expanded disclosures. The Company has elected to continue to apply to the intrinsic value based method of accounting for stock options issued to employees. Accordingly, compensation cost for stock options is measured as the excess, if any, of the estimated market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. No compensation expense has been recorded in the accompanying statements of operations related to stock options issued to employees. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

     Net loss per share

     Basic  earnings  (loss) per share is computed  by  dividing  the net income
     (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later.

     Income taxes

     Deferred income taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry-forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     Fair value of financial instruments

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments: Cash, accounts receivable and accounts payable. The carrying amounts approximated fair value because of the demand nature of these instruments.

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements


(1)  SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Organization and start-up costs

     In accordance with Statement of Position 98-5, the organization and start-up costs have been expensed in the period incurred.

     Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Inventory

     Inventory is stated at the lower of cost or market.

     Accounts receivable

     Represents amounts due from franchisers of its products. Substantially all amounts are expected to be collected within one year. The Company has established an allowance of $2,932 for bad debts.

(2)  PROPERTY AND EQUIPMENT

     The cost of property and equipment is depreciated using the straight-line method over the estimated useful lives of the various assets.

                                               2003             2002
                                          --------------    -------------
Machinery and equipment                   $      121,518    $     110,919
Office furniture and equipment                    35,579           35,312
Leasehold improvements                           253,875          130,899
                                          --------------    -------------
                                                 410,972          277,130
Less: Accumulated depreciation                   (59,895)          12,134
                                          --------------    -------------
                                          $      470,867    $     264,996
                                          ==============    =============

     The depreciation expense for the years ended 2003 and 2002 was $47,761and $8,259, respectively.

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements


(3)  INCOME TAXES

     In accordance with FASB 109, deferred income taxes and benefits are provided for the results of operations of the Company. As of June 30, 2003, the Company has incurred cumulative net operating losses of approximately $2,000,000. At this time, due to the uncertainty of future profitable operations, a valuation allowance of 100% will be reflected as an offset against the tax benefit attributed to this loss. This potential tax benefit may be carried forward for up to fifteen years.

(4)  CAPITAL TRANSACTIONS

     On October 10, 2000, the Company issued an aggregate 939 post-reverse split shares (93,880 pre-reverse split shares) of the Company's restricted, unregistered common stock in settlement of outstanding trade accounts payable in the amount of approximately $93,880.

     In February 2001, the Company changed its state of incorporation from Colorado to Nevada by means of a merger with and into a Nevada corporation formed on January 26, 2001 solely for the purpose of effecting the reincorporation. The Certificate of Incorporation and Bylaws of the Nevada corporation are the Certificate of Incorporation and Bylaws of the surviving corporation. Such Certificate of Incorporation changed the
     Company's name to Bio-Solutions International, Inc. and modified the Company's capital structure to allow for the issuance of 100,000,000 total equity shares consisting of no shares of preferred stock and 100,000,000 shares of common stock. Both classes of stock have a par value of $0.0001 per share.

     On  February  13,  2001,   the  Company   issued  an  aggregate   6,300,000
     post-reverse split shares of restricted, unregistered common stock for professional consulting services related to the reinitialization of the Company, preparation of all delinquent SEC filings and search activities related to the potential acquisition of a privately-owned operating entity. This transaction was valued at an estimated "fair value" of $0.01 per share, or $63,000.

     On February 16, 2001, the Company filed with the Securities and Exchange Commission a Form S-8 Registration Statement. The Registration Statement registered 12,000,000 post-reverse split shares of the Company's common stock, reserved for the Company's Year 2001 Employee/Consultant Stock Compensation Plan for the Company's current employees, directors, consultants and advisors. Through June 30, 2002, a total of 12,000,000 shares under this Registration Statement have been issued.

     In February 2001, the Company issued 11,140,000 shares of restricted common stock in the reverse acquisition with Paradigm Sales and Marketing, Inc.

     On March 14, 2001, the Company issued 100,000 shares of restricted common stock as a sign-on bonus in conjunction with an employment agreement.

                        Bio-Solutions International, Inc.
                          Notes to Financial Statements

(4)  CAPITAL TRANSACTIONS (Continued)

     On May 1, 2001, the Company exchanged 12,859,980 restricted shares of common stock for the assets and liabilities of Biosolutions, Inc. (a New Jersey Co.).

     On May 10, 2001, the Company issued 5,000 post-reverse split shares of restricted, unregistered common stock for consulting services valued at $50.

     On June 7, 2001, two (2) stockholders agreed to return to treasury 15,692,910 restricted shares of common stock. No consideration was given for these shares.

     For the period July through September 2001, the Company issued 650,000 shares of S-8 common stock for services.

     In September 2001, the Company received $40,000 for 210,526 restricted shares of common stock.

     In September 2001, the Company issued 800,000 restricted shares of common stock for a mobile laboratory.

     In October 2001, the Company issued 450,000 shares of S-8 common stock for services.

     In December 2001, the Company issued 300,000 shares of restricted common stock for $20,000 in cash.

     In December 2001, the Company issued 1,200,000 shares of S-8 common stock for services.

     In December 2001, the Company issued 1,270,000 shares of restricted common stock for services.

     In December 2001, the Company issued 3,554,560 shares of restricted common stock to convert $355,391 of Notes Payable and accrued interest from related parties.

     In January 2002, the Company issued 100,000 shares of S-8 common stock for services.

     In February 2002, the Company issued 252,500 shares of restricted common stock for services.

     In April 2002, the Company issued 400,000 shares of restricted common stock for services.

     In May 2002, the Company issued 7,500 shares of restricted common stock for services.

     In June 2002, the Company issued 300,000 shares of S-8 common stock for services.

                        Bio-Solutions International, Inc.
                          Notes to Financial Statements

(4)  CAPITAL TRANSACTIONS (Continued)

     In June 2002, the Company released from escrow 3,467,862 shares of previously issued common stock for the acquisition of assets.

     In October 2002, the Company issued 210,526 shares of restricted common stock to satisfy $40,000 of advances made by a stockholder.

     In October 2002, the Company issued 2,000,000 shares of restricted common stock to a stockholder for his services.

     In April 2003, the Company issued 5,000,000 shares of restricted common stock to 5 stockholders for their services.

(5)  STOCK OPTIONS

     During the second quarter of Fiscal 2001, the Company negotiated the surrender and cancellation of approximately 12,270 issued and outstanding options to purchase shares of the Company's common stock at prices ranging between $2.00 and $100.00 per share, expiring through January 2004, in exchange for the issuance of an aggregate 1,946 shares of restricted, unregistered common stock. The common stock was issued at an exchange rate of approximately 12.42% of the issued and outstanding options cancelled.

     The fair value of each option grant is estimated on the date of grant using the present value of the exercise price with the following weighted-average assumptions used for grants in 1997: risk-free interest rates of 7.5 percent; expected lives of 5 to 10 years, no dividends and price volatility of 30%. The weighted average remaining life of the options outstanding is 0 years, as of June 30, 2003. A reconciliation of the Company's stock option activity, and related information for the year ended June 30, 2003 is as follows:

                                                   Year ended
                                                 June 30, 2003
                                     ------------------------------------
                                         Number              Weighted
                                            of               average
                                         options          exercise price
                                     ---------------   ------------------
Outstanding at beginning of year              70,000            $  0.88
   Granted                                         0                  -
   Exercised                                       0                  -
   Expired/Forfeited                         (70,000)                 -
                                     ---------------   ------------------
Outstanding at end of period                       0            $  0.88
                                     ===============   ==================

                        Bio-Solutions International, Inc.
                          Notes to Financial Statements

(6)  RELATED PARTIES

     On May 16, 2001, the Company entered into an employment agreement with a shareholder commencing May 1, 2001 for a term of five (5) years. In addition, there is a sign-on bonus of 100,000 shares of restricted common stock and an additional 100,000 shares upon completion of the manufacturing of a specific quality of product. The annual compensation is fixed at $60,000 per annum.

     On January 3, 2000, the Company's wholly-owned subsidiary entered into an employment agreement with a shareholder for a term of five (5) years. The Company pays or accrues compensation of $5,500 per month.

     The Company entered into an informal compensation agreement with a shareholder for consulting and marketing services to the Company. Services are being accrued at $5,500 per month.

(7)  LEASE COMMITMENTS

     On April 29, 2002, the Company executed a lease agreement for an office and warehouse facility commencing May 1, 2002 for a term of five (5) years.

     Future minimum rentals are as follows:


     2004                 $         36,000
     2005                           36,000
     2006                           36,000

     The rent expense for 2003 and 2002 was $36,000 and $30,320, respectively.

(8)  NOTES AND LOANS PAYABLE


Unsecured  promissory  note,  bearing  interest  at 10%  per annum, convertible into restricted shares of common stock at
$.10 per share.                                              $           375,902

Unsecured loan,  non-interest  bearing and convertible  into
2,000,000 restricted shares of common stock.                                   0
                                                             -------------------
                                                             $           375,902
                                                             ===================

(9)  GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company's financial position and operating results raise substantial doubt about the Company's ability to continue as a going concern, as reflected by the net loss of $2,138,000 accumulated through June 30, 2003. The ability of the Company to continue as a going concern is dependent upon commencing operations, developing sales and obtaining additional capital and financing. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

(10) SUBSEQUENT EVENTS

Capital Transactions

In July 2003 the Company issued 375,000 shares of restricted common stock in exchange for settlement of a contract dispute.

                  SINGLE SOURCE FINANCIAL SERVICES CORPORATION
                        CONSOLIDATED FINANCIAL STATEMENTS


                                    Contents


                                                                          Page


     Independent Auditors' Report                                          F-16

     Consolidated Balance Sheet                                            F-17

     Consolidated Statements of Operations                                 F-18

     Consolidated Statement of Stockholders' (Deficit)                     F-19

     Consolidated Statements of Cash Flows                                 F-20

     Notes to Consolidated Financial Statements                            F-21

                          Independent Auditors' Report



Board of Directors
Single Source Financial Services Corporation
Culver City, California

We have audited the accompanying consolidated balance sheet of Single Source Financial Services Corporation (the "Company") as of October 31, 2003 and the related consolidated statements of operations, cash flows, and stockholders' (deficit), for the two years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Single Source Financial Services Corporation as of October 31, 2003, and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 14 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 14. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Jonathon P. Reuben, C.P.A.
An Accountancy Corporation
Torrance, California
January 7, 2004

SINGLE SOURCE FINANCIAL SERVICES CORP.
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------


                                                                     OCTOBER 31,
                                                                        2003
                                                                    ------------

ASSETS

   CURRENT ASSETS
      Cash                                                          $     1,736
      Loans receivable - related party                                  277,500
                                                                    ------------
         TOTAL CURRENT ASSETS                                           279,236
                                                                    ------------

   PROPERTY AND EQUIPMENT
      Furniture                                                             992
      Office equipment                                                   12,656
                                                                    ------------
                                                                         13,648
      Accumulated depreciation                                           (7,699)
                                                                    ------------
                                                                          5,949
                                                                    ------------


         TOTAL ASSETS                                               $   285,185
                                                                    ============


LIABILITIES AND STOCKHOLDERS' (DEFICIT)

   CURRENT LIABILITIES
      Income taxes payable                                          $     4,427
      Accounts payable                                                   25,499
      Loan payable - other                                              547,973
      Current portion of long-term debt due to related parties          102,492
      Net liabilities of discontinued operations                         92,934
                                                                    ------------

         TOTAL CURRENT LIABILITIES                                      773,325

   Long-term debt due to related parties                                784,398
                                                                    ------------

         TOTAL LIABILITIES                                            1,557,723
                                                                    ------------

   STOCKHOLDERS' (DEFICIT)
      Preferred stock, no par value, authorized 10,000,000
         shares, none issued and outstanding                                 --
      Common stock, par value $.001, authorized 100,000,000
         shares, issued and outstanding 986,243                             986
      Paid-in capital                                                 1,166,178
      Retained (Deficit)                                             (2,439,702)
                                                                    ------------

         TOTAL STOCKHOLDERS' (DEFICIT)                               (1,272,538)
                                                                    ------------

         TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)              $   285,185
                                                                    ============

SINGLE SOURCE FINANCIAL SERVICES CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                           FOR THE YEAR ENDED
                                                              OCTOBER 31,
                                                         -----------------------
                                                            2003         2002

Revenues                                                 $      --    $      --
Cost of revenues                                                --           --
                                                         ----------   ----------
     Gross profit                                               --           --


Selling, general, and administrative expenses             (141,935)     (74,743)
                                                         ----------   ----------


  Net loss from operations                                (141,935)     (74,743)

  Other income (expenses)
     Gain on extinguishment of debt                             --       21,993
     Interest income                                         1,387        1,834
                                                         ----------   ----------

       Loss before income taxes                           (140,548)     (50,916)

       Provision for income tax                             (1,800)          --
                                                         ----------   ----------


       Net loss from continuing operations                (142,348)     (50,916)
                                                         ----------   ----------

       Discontinued operations
           Loss from operations of Single Source
               Electronic Transactions, Inc.              (127,365)    (619,808)

           Loss from disposal of Single Source
               Electronic Transactions, Inc. assets             --       (5,338)
                                                         ----------   ----------
                                                          (127,365)    (625,146)
                                                         ----------   ----------

                    Net loss                             $(269,713)   $(676,062)
                                                         ==========   ==========


                    Basic Loss Per Share
                      Continued operations               $   (0.20)   $   (0.09)
                      Discontinued operations                (0.18)       (1.06)
                                                         ----------   ----------
                         Net loss                        $   (0.38)   $   (1.15)
                                                         ==========   ==========


                    Weighted average shares outstanding    724,403      587,350
                                                         ==========   ==========

SINGLE SOURCE FINANCIAL SERVICES CORP.
CONSOLIDATED STATEMENT OF STOCKHOLDERS' (DEFICIT)
---------------------------------------------------------------------------------------------------------------

                                                              COMMON STOCK           ADDITIONAL
                                                      ---------------------------     PAID-IN        RETAINED
                                                         SHARES         AMOUNT        CAPITAL        DEFICIT
                                                      ------------   ------------   ------------   ------------

       BALANCE - OCTOBER 31, 2001                         574,805    $       575    $   173,055    $(1,466,754)

Prior-period adjustment - recognition of interest
   expense per the terms of a convertible debenture
   relating to loan payable - other                            --             --             --        (27,173)
Shares issued for services                                 22,635             23        279,502             --
Contributed office rent                                        --             --          7,500             --

Net loss for the year ended October 31, 2002                   --             --             --       (676,062)
                                                      ------------   ------------   ------------   ------------

       BALANCE - OCTOBER 31, 2002                         597,440            597        460,057     (2,169,989)

Shares issued in cancellation of indebtedness             395,380            395        675,241             --
Shares rescinded                                          (32,000)           (32)            32             --
Contributed office rent                                        --             --          8,000             --
Shares issued for services                                 22,873             23         22,850             --
Other                                                       2,550              2             (2)            --
Net loss for the year ended October 31, 2003                   --             --             --       (269,713)
                                                      ------------   ------------   ------------   ------------

       BALANCE - OCTOBER 31, 2003                         986,243    $       986    $ 1,166,178    $(2,439,702)
                                                      ============   ============   ============   ============

SINGLE SOURCE FINANCIAL SERVICES CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
----------------------------------------------------------------------------------------

                                                                       FOR THE YEAR
                                                                          ENDED
                                                                       OCTOBER 31,
                                                                    2003         2002
                                                                 ----------   ----------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net (loss) from continuing operations                         $(142,348)   $ (50,916)
   Adjustments to reconcile net (loss) to net cash
      (used) in operating activities of continuing operations:
         (Loss) from discontinued operations                      (127,365)    (625,146)
         Depreciation                                                2,730        2,632
         Amortization                                                   --          111
         Contributed rent                                            8,000        7,500
         Interest income                                            (1,387)      (1,834)
         Interest expense                                          103,512      107,530
         Bad debt                                                   31,621           --
         Common stock issued for services                           22,873      279,525
         Loss on abandonment of leasehold improvements                  --        5,338
         (Increase) Decrease in Assets
           Decrease in trade receivable                                185          115
           Decrease in inventories                                      --       23,212
         Increase (Decrease) in Liabilities
           (Decrease) in bank overdraft                                 --      (14,066)
           Increase in income tax payable                            2,827           --
           Increase (decrease) in accounts payable                 (51,080)      66,138
           Increase in accrued interest                             31,800           --
                                                                 ----------   ----------

         NET CASH (USED) IN OPERATING ACTIVITIES                  (118,632)    (199,861)
                                                                 ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Advances to Card Ready International, Inc.                      (11,500)    (259,000)
   Repayments from Card Ready International, Inc.                   63,000           --
   Equipment acquisition                                                --       (3,062)
                                                                 ----------   ----------

         NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES           51,500     (262,062)
                                                                 ----------   ----------


CASH FLOWS FROM FINANCING ACTIVITIES
   Advances from related parties                                     9,500      133,000
   Advances from others                                             65,000      344,000
   Repayments on related party loans                                (8,000)     (15,100)
                                                                 ----------   ----------

         NET CASH PROVIDED BY FINANCING ACTIVITIES                  66,500      461,900
                                                                 ----------   ----------

         NET (DECREASE) IN CASH AND CASH
           EQUIVALENTS                                                (632)         (23)

         BEGINNING BALANCE - CASH AND CASH EQUIVALENTS               2,368        2,391
                                                                 ----------   ----------

         ENDING BALANCE - CASH AND CASH EQUIVALENTS              $   1,736    $   2,368
                                                                 ==========   ==========

SINGLE SOURCE FINANCIAL SERVICES CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

     SUPPLEMENTAL INFORMATION:
                                                  FOR THE YEAR
                                                      ENDED
                                                   OCTOBER 31,
                                               2003            2002
                                            ----------     ----------

                       Interest Expense     $     138      $     560

                       Income Taxes         $      --      $      --


          NON-CASH INVESTING AND FINANCING ACTIVITIES:

          For the year ended October 31, 2003, the Company issued 6,500 shares of its common stock to a creditor of certain third parties in consideration for the cancellation of $70,000 due by the Company to the related parties.

          For the year ended October 31, 2003, the Company issued 31,880 shares of its restricted common stock to a shareholder of the Company and a creditor of B.A.A.M.S., Inc. in exchange for the cancellation of $70,136 of indebtedness due B.A.A.M.S., Inc. by the Company

          For the year ended October 31, 2003, the Company issued 357,000 shares
          of  its  common  stock  to  a  related   party  in  exchange  for  the
          cancellation of $535,500 of indebtedness.

          For the year ended October 31, 2002, a prior-period adjustment, for interest expense recognition per the terms of a convertible debenture, of $27,173 recorded to retained earnings.

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION

          Single Source Financial Services Corporation (the "Company") was incorporated in New York on September 19, 1994. In November 2000, the Company acquired Single Source Electronic Transactions, Inc. ("SSET").

          In August 2001, a dispute arose between the Company and the seller of SSET. Under the terms of the settlement, the seller received the historical residual stream generated on all sales made prior to July 31, 2001. For financial reporting purposes, the Company treated this transaction as a disposal of a business segment. See Note 9.

          On October 2, 2003, the Company effected a 1-for-100 reverse stock split of Company's $.001 par value common stock. As a result of the reverse stock split, issued and outstanding shares were reduced by 98,974,239 shares. All equity accounts and related transactions included in the accompanying financial statements have been restated to reflect the reverse stock split as if it occurred at the beginning of each period presented.

          The Company's financial statements are prepared using the accrual method of accounting in accordance with generally accepted accounting principles accepted in the United States and have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities in the normal course of business.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          PROPERTY AND EQUIPMENT

          Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

          The Company depreciates its property and equipment as follows:

          Financial statement reporting - straight-line method as follows:

                  Furniture and fixtures          5 years
                  Computer equipment              5 years
                  Telephone equipment             5 years

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         LONG-LIVED ASSETS

          In August 2001, SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," was issued establishing new rules and clarifying implementation issues with SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, "by allowing a probability-weighted cash flow estimation approach to measure the impairment loss of a long-lived asset. The statement also established new standards for accounting for discontinued operations. Transactions that qualify for reporting in discontinued operations include the disposal of a component of an entity's operations that comprises operations and cash flow that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity. The Company has adopted this standard and its adoption had no significant effect on the Company's financial statements.

          NET LOSS PER SHARE

          The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share" ("EPS") that established standards for the computation, presentation and disclosure of earnings per share, replacing the presentation of Primary EPS with a presentation of Basic EPS.

          CASH AND CASH EQUIVALENTS

          For purposes of the statement of cash flows, the Company considers cash and cash equivalents to include all stable, highly liquid investments with maturities of three months or less.

          ACCOUNTING ESTIMATES

          Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

          INCOME TAXES

          The Company accounts for its income taxes under the provisions of Statement of Financial Accounting Standards 109 ("SFAS 109"). The method of accounting for income taxes under SFAS 109 is an asset and liability method. The asset and liability method requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases of other assets and liabilities.

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FAIR VALUE OF FINANCIAL INSTRUMENTS

          Pursuant to SFAS No. 107, "Disclosures About Fair Value of Financial Instruments", the Company is required to estimate the fair value of all financial instruments included on its balance sheet as of October 31, 2003. The Company considers the carrying value of such amounts in the financial statements to approximate their face value.

          REVENUE AND COMMISSION EXPENSE RECOGNITION - DISCONTINUED OPERATIONS

          Income from equipment sales was recognized after the buyer received its merchant and terminal identification numbers and was approved for any applicable financing.

          Income from residuals was recognized when the residual payment is actually received.

          The Company recognized commissions owed upon the actual receipt of payment on the related sale.

          PRINCIPLES OF CONSOLIDATION

          The consolidated financial statements include the accounts of Single Source Financial Services Corporation and its wholly owned subsidiary Single Source Electronic Transactions, Inc. SSET has been treated as a discontinued operation and net assets and liabilities are reported as a separate line item on the balance sheet as net liabilities of discontinued operations. All material inter-company accounts and transactions have been eliminated.

          CONCENTRATION OF CREDIT RISK

          Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of loans receivable from related party as the only major asset of the Company. As of October 31, 2003, loans receivable from related party represent a major asset of the Company and if not collected could represent a credit risk to the Company.

          RECLASSIFICATION

          Certain amounts in October 31, 2002 have been reclassified to conform to the October 31, 2003 presentation. Such reclassification had no effect on net income as previously reported.

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         ADVERTISING

          The Company and SSET expense all advertising as incurred. For the years ended October 31, 2003 and 2002, the Company charged to discontinued operations $90 and $32,381, respectively.


         RECENT ACCOUNTING PRONOUNCEMENTS

          The FASB recently issued the following statements:

          FASB 148 - Accounting  for  Stock-Based  Compensation - Transition and
                     Disclosure and amendment of FASB Statement No. 123

          FASB 150  -  Accounting  for  Certain   Financial   Instruments   with
                       Characteristics of both Liabilities and Equity

          These FASB statements did not have, or are not expected to have, a material impact on the Company's financial position and results of operations.


NOTE 3 - LOANS RECEIVABLE - RELATED PARTY

          For the year ended October 31, 2003, the Company made advances of $11,500 and collected $63,000 from Card Ready International, Inc. ("Card Ready") pursuant to a binding letter of intent under which the Company has agreed to advance up to $500,000 to Card Ready in incremental installments. Under the letter of intent, the Company has the option to purchase a majority of the shares of Card Ready from MBBRAMAR, Inc., a corporation wholly owned by shareholders of the Company. That option was exercised on April 29, 2002; however, the purchase has not yet been consummated. See Note 13.


NOTE 4 - PROPERTY AND EQUIPMENT

          Property and equipment with a book value of $5,949 are pledged as collateral for long-term debt due to related parties. Depreciation charged to discontinued operations for the years ended October 31, 2003 and 2002 amounted to $819 and $1,600, respectively. Depreciation charged to continuing operations for the years ended October 31, 2003 and 2002, were $1,911 and $1,142, respectively.

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 5 -   PAYABLE ON CUSTOMER LEASE CHARGEBACKS

          Pursuant to agreements with two leasing companies, the Company was obligated to assume the cost of leases entered into by its customers who subsequently defaulted under the terms of their respective leases. The remaining balance at October 31, 2003 totaled $40,363 and is payable in monthly installments without interest through December 2006 as follows:

                  October 31, 2004      $19,290
                  October 31, 2005       18,215
                  October 31, 2006        2,858
                                        --------
                                        $40,363
                                        ========

          This obligation is included in the accompanying balance sheet and classified as debt relating to discontinued operations.


NOTE 6 - RELATED PARTY TRANSACTIONS

     a) For the years ended October 31, 2003 and 2002, the Company's operations were partially funded through advances made by B.A.A.M.S., Inc., a corporation wholly owned by two shareholders. The amounts advanced are evidenced by various promissory notes and are assessed interest at an annual rate of 8%. Each note matures in thirty-six months from the date of advance. The advances are secured by a lien covering property and equipment with a book value of $5,949. The balance of the loan as of October 31, 2003, amounted to $656,791.

          The two shareholders of B.A.A.M.S. and their immediate family own approximately 70% of the Company's outstanding common stock.

          Interest charged to discontinued operations for the years ended October 31, 2003 and 2002 amounted to $79,465, and $89,952, respectively. Interest charged to continuing operations for the years ended October 31, 2003 and 2002 amounted to $3,647, and $0, respectively.

     b) For the years ended October 31, 2003 and 2002, the Company received advances from its President. The amounts advanced are evidenced by various promissory notes and are assessed interest at an annual rate of 8%. Each note matures in thirty-six months from the date of advance. The balance at October 31, 2003, amounted to $54,929.

          Accrued interest of $2,508 and $3,098 were charged to discontinued operations for the years ended October 31, 2003 and 2002. Interest charged to continuing operations for the years

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          ended October 31, 2003 and 2002, amounted to $ 1,681 and $57, respectively.

     c) For the years ended October 31, 2003 and 2002, the Company received advances from four entities controlled by the Directors of the Company. The amounts advanced are evidenced by various promissory notes and are assessed interest at an annual rate of 8%. Each note matures in thirty-six months from the date of advance. The balance of these notes including accrued interest as of October 31, 2003 amounted to $175,170.

          Accrued interest of $11,468 and $10,882 were charged to discontinued operations for the years ended October 31, 2003 and 2002 respectively. Interest charged to continuing operations for the years ended October 31, 2003 and 2002 was $3,944 and $3,538, respectively.

          A schedule of maturities of long term indebtedness due related parties is as follows:

                          October 31, 2004    $ 102,492
                          October 31, 2005      345,488
                          October 31, 2006      438,910
                                              ----------
                                              $ 886,890
                                              ==========

     d) The Company operates from the offices of Card Ready without charge. For financial reporting purposes $8,000 and $7,500, which represented the estimated fair market value of office rent, was charged to operations for the years ended October 31, 2003 and 2002, respectively.


NOTE 7 - INCOME TAXES

     INCOME TAX EXPENSE

     The provision for income tax expense for the years ended October 31, 2003 and 2002 are as follows:

                                                2003           2002
                                              ---------     --------
         Current
            Federal                           $     --      $    --
            State                                1,800           --
                                              ---------     --------
               Total Income Tax Expense       $  1,800      $    --
                                              =========     ========

     DEFERRED TAXES

     Deferred income taxes arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     liabilities to which they relate. At October 31, 2003 the components of deferred tax assets are as follows:

         Net operating loss carryforward           $  646,727
              Less valuation allowance               (646,727)
                                                   -----------
         Net deferred tax assets                   $       --
                                                   ===========

     VALUATION ALLOWANCE

     In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. Management considers the scheduled reversal of deferred taxes, projected future taxable income and tax planning strategies in making this assessment.

     A reconciliation of the valuation allowance is as follows:

         Balance, at November 1, 2002                       $  604,791
         Addition for the period                                41,936
                                                            -----------
         Balance, at October 31, 2003                       $  646,727
                                                            ===========

     NET OPERATING LOSS CARRYFORWARD

     The Company has available at October 31, 2003 $2,724,448 of unused operating loss carryforwards that may be applied against future taxable income which expire in various years throughout 2022.


NOTE 8 - LOAN PAYABLE - OTHER

     The Company has received total advances from an unrelated third party through October 31, 2003 totaling $489,000. Of the amounts received, $424,000 is subject to the terms of a convertible debenture. The terms of the debenture were finalized in January 2004. Under the terms of the debenture, the amounts received are assessed interest, retroactively, at a rate of 7.5% per annum and the total outstanding balance, including accrued interest, is convertible into 1,931,890 shares of common stock at a conversion price of $.25 per share. As of October 31, 2003, the total balance due under the debenture is $482,973. Interest of $31,800 has been charged to continuing operations for the year ended October 31, 2003. See
     Note 13. Interest expense of $27,173 for the year ended October 31, 2002 has been recorded as a prior-period adjustment. See Note 12.

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     As indicated, of the $489,000 received, $65,000 is not subject to the terms of the debenture and is non-interest bearing, unsecured, and due on demand.


NOTE 9 - DISCONTINUED OPERATIONS

     As indicated above, the Company transferred the residual stream of merchant accounts to the former owner of SSET. In addition to this transaction, for the year ended October 31, 2002, the Company abandoned certain office equipment and other assets. The Company accounted for this transaction as a disposal of a segment of its operations. Discontinued operations for the two years ended October 31, 2003 and 2002, consist of the following:


                                                 FOR THE YEAR       FOR THE YEAR
                                                    ENDED              ENDED
                                               OCTOBER 31, 2003   OCTOBER 31, 2002
                                                --------------     --------------
 Revenues                                       $       7,680      $      33,049
 Cost of revenues                                          --            (19,547)
                                                --------------     --------------
     Gross profit                                       7,680             13,502

 Selling, general, and administrative
 expenses                                             (47,599)          (525,220)
                                                --------------     --------------

            Net Loss from operations                  (39,919)          (511,718)

     Other income (expense)
            Interest income                                --                 --
            Interest expense                          (87,446)          (108,090)
                                                --------------     --------------
                 Net Loss before income taxes        (127,365)          (619,808)

                 Provision for income tax                  --                 --
                                                --------------     --------------

                 Net Loss                       $    (127,365)     $    (619,808)
                                                ==============     ==============


NOTE 10 - STOCKHOLDERS' EQUITY

     Common Stock

     The holders of the Company's common stock are entitled to one vote per share of common stock held.

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Preferred Stock

     The holders of preferred stock have certain preferential rights over the holders of the Company's common shares. Dividend features or voting rights are at the discretion of the Board of Directors without the requirement of shareholder approval. As of October 31, 2003 there were no preferred shares outstanding.

     Issuances Involving Non-Cash Consideration

     All issuances of the Company's stock for non-cash consideration have been assigned a dollar amount equaling the market value of the shares issued on the respective stock issuance or the value of consideration received, whichever is more readily determinable.

     On December 18, 2002, the Company issued 1,000,000 (pre-split) (10,000 shares post-split) shares of its common stock in consideration for consulting services. The shares were valued at $10,000.

     On December 18, 2002 the Company issued 650,000 (pre-split) (6,500 shares post-split) shares of its common stock to a creditor who had lent two related parties funds that were part of the advances made to the Company during 2002. The 650,000 (pre-split) (6,500 shares post-split) shares were issued in consideration for the cancellation of $70,000 of indebtedness due the related parties, and in turn had their respective indebtedness canceled by the creditor.

     On December 20, 2002, the Company issued 1,000,000 (pre-split) (10,000 shares post-split) shares of its common stock in consideration for consulting services. The shares were valued at $10,000.

     On January 10, 2003 the Company issued a total of 287,300 (pre-split) (2,873 shares post-split) shares of its common stock to two consultants for services rendered. The shares were valued at $2,873.

NOTE 11 - EMPLOYEE STOCK PLAN

     On April 19, 2002, the Company formed the Single Source Financial Services Corporation 2002 Omnibus Securities Plan. Under the plan, the Company may grant options or issue stock to selected employees, directors, and consultants for up to 3,000,000 (pre-split) (30,000 shares post-split) shares. The exercise price of each option is at the discretion of the Board of Directors but can not be less than 85% of the fair market value of a share at the date of grant (100% of fair market value for 10% shareholders). The vesting period of each option granted is also at the discretion of the Board of Directors, but each option granted shall vest at a rate of no less than 20% per year from date of grant. As of October 31, 2003, no options have been granted.

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     However,   the  Company  issued   1,925,000   (pre-split)   (19,250  shares
     post-split) shares of common stock to various consultants through the plan as discussed in Note 10 above.

NOTE 12 - PRIOR-PERIOD ADJUSTMENT

     Retained deficit at the beginning of October 31, 2002 has been adjusted to correct an error relating to the retroactive recognition of interest expense per the terms of a convertible debenture. The error increased the net loss for the year ended October 31, 2002 by $27,173.

NOTE 13 - SUBSEQUENT EVENTS

     LOAN PAYABLE - OTHER

     In January 2004, the Company finalized its debt conversion agreement whereby 1,931,890 (post-split) shares of common stock will be issued to the lender in exchange for the cancellation of $482,973 of indebtedness. See
     Note 8.

     CONTINGENCIES

     On November 5, 2003, the Company settled lawsuits filed against it for breach of contract and fraud in connection with services allegedly provided. The Company issued 1,400,000 (pre-split) (14,000 shares post split) shares of common stock valued at $14,000.

     REORGANIZATION

     The Company is currently negotiating the final stages of a Reorganization and Stock Purchase Agreement with Bio-Solutions Manufacturing, Inc. ("BSM"). Under the terms of the agreement, the shareholders of BSM will receive 11,865,000 shares of common stock of the Company in exchange for the transfer of all of the shares of BSM to the Company. Under the agreement, shares of SSET will be distributed to the shareholders of the Company, who will receive shares of SSET's common stock on a pro-rata basis determined on the number of shares that each shareholder holds of the Company's common stock on the record date of the distribution. In addition, under the terms of the agreement, the prior exercise of the option currently held by the Company regarding its ability to acquire shares of Card Ready will be canceled and the option will be transferred to SSET. The terms of the option will then be re-negotiated.

SINGLE SOURCE FINANCIAL SERVICES CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 14 - MANAGEMENT'S DISCUSSION ON FUTURE OPERATIONS

     Since its inception, the Company has had recurring losses totaling $2,439,702. Substantially all of the losses have been funded by shareholder and officer loans. During 2002, the Company discontinued its business relating to the sales and leasing of electronic processing equipment to merchants, from which the majority of the Company's losses relate, thereby significantly reducing the Company's overhead. As discussed in Note 13, the Company's prior exercise of the option to acquire shares of CardReady is being canceled and the option transferred to SSET, which will renegotiate the option with the owner of the CardReady shares. Management also anticipates advancing funds to the Company on an as needed basis and also plans on seek new capital through stock and debt offerings.

                     INDEX TO UNAUDITED FINANCIAL STATEMENTS
                      OF BIO-SOLUTIONS INTERNATIONAL, INC.




Consolidated Balance Sheets.................................................F-33

Consolidated Statements of Operations.......................................F-34

Consolidated Statements of Stockholders' Deficiency.........................F-35

Consolidated Statements of Cash Flows.......................................F-36

Notes to Consolidated Financial Statements..................................F-37

                        Bio-Solutions International, Inc.
                           Consolidated Balance Sheets

                                                                                     December 31,            June 30,
                                                                                         2003                  2003
                                                                                ---------------------- -------------------
                                                                                      (unaudited)          ( restated )
                                               ASSETS
CURRENT ASSETS
   Cash                                                                         $               16,487 $                 0
   Accounts receivable - trade                                                                  64,247              19,295
   Inventory                                                                                    41,968              31,963
                                                                                ---------------------- -------------------

          Total current assets                                                                 122,702              51,258
                                                                                ---------------------- -------------------

PROPERTY AND EQUIPMENT
   (Net of accumulated depreciation of $79,427 and $59,895 at 12/31/03
       and 6/30/03, respectively)                                                              337,545             357,077
                                                                                ---------------------- -------------------

          Total property and equipment                                                         337,545             357,077
                                                                                ---------------------- -------------------

OTHER ASSETS
   Security deposits                                                                             3,000               3,000
   Product formulation                                                                          50,000              50,000
                                                                                ---------------------- -------------------

          Total other assets                                                                    53,000              53,000
                                                                                ---------------------- -------------------

Total Assets                                                                    $              512,247 $           461,335
                                                                                ====================== ===================

                              LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITIES
   Bank Overdraft                                                               $                  -0- $             6,860
   Accounts payable                                                                            507,816             492,410
   Deposits held                                                                               249,600              50,000
   Prepaid franchise sale income                                                                 - 0 -              27,567
   Capitalized lease payable                                                                     4,818               5,284
   Notes and loan payable                                                                      409,067             411,902
                                                                                ---------------------- -------------------

          Total current liabilities                                                          1,171,301             987,163
                                                                                ---------------------- -------------------

Total Liabilities                                                                            1,171,301             987,163
                                                                                ---------------------- -------------------

STOCKHOLDERS' DEFICIENCY
   Common stock, $0.0001 par value, authorized 100,000,000; 57,379,083
      and 57,754,083 shares issued and outstanding, respectively                                 5,775               5,738
   Additional paid-in capital                                                                1,694,508           1,690,795
   Accumulated deficit                                                                      (2,359,337)         (2,222,361)
                                                                                ---------------------- -------------------

          Total stockholders' deficit                                                         (659,054)           (525,828)
                                                                                ---------------------- -------------------

Total Liabilities and Stockholders' Deficit                                     $              512,247 $           461,335
                                                                                ====================== ===================


     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                      Consolidated Statements of Operations
                                   (Unaudited)


                                                                  Three Months Ended                 Six Months Ended
                                                                     December 31,                      December 31,
                                                           -------------------------------    -----------------------------

                                                                2003              2002            2003             2002
                                                          ---------------   --------------   -------------   --------------
REVENUES
   Sales of franchises                                    $         6,078   $       56,311   $      12,501   $       99,911
   Product and service sales                                      102,604           56,646         171,164          140,300
                                                          ---------------   --------------   -------------   --------------

          Total revenues                                          108,682          112,957         183,665          240,211
                                                          ---------------   --------------   -------------   --------------

EXPENSES
   Cost of products                                                54,278           18,799          84,552           56,120
   Operating expenses                                             123,512          118,785         214,213          285,258
                                                          ---------------   --------------   -------------   --------------

          Total expenses                                          177,790          137,584         298,765          341,378
                                                          ---------------   --------------   -------------   --------------

Net income (loss) before other income (expense)
and provision for income taxes                                    (69,108)         (24,627)       (115,100)        (101,167)
                                                          ---------------   --------------   -------------   --------------

OTHER INCOME (EXPENSE):
   Writedown of business inventory                                    -0-              -0-             -0-          (45,030)
   Interest expense                                               (10,298)         (10,483)        (21,876)         (28,220)
                                                          ---------------   --------------   -------------   --------------

          Total other income (expense)                            (10,298)         (10,483)        (21,876)         (73,250)
                                                          ---------------   --------------   -------------   --------------

Net income (loss) before provision for income taxes               (79,406)         (35,110)       (136,976)        (174,417)
                                                          ---------------   --------------  --------------   --------------

Provision for income taxes                                              0                0               0                0
                                                          ---------------   --------------   -------------   --------------

Net income (loss)                                         $       (79,406)  $      (35,110)  $    (136,976)  $     (174,417)
                                                          ===============   ==============   =============   ==============

Net income (loss) per weighted average share, basic                                          $       (0.01)  $        (0.01)
                                                                                             =============   ==============

Weighted average number of shares                                                               57,680,713       50,918,698
                                                                                             =============   ==============



     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                Consolidated Statements of Stockholders' Deficit


                                                                                          Additional                     Total
                                                Number of      Common      Paid-in         Deferred                   Stockholders'
                                                  Shares       Stock       Capital       Compensation      Deficit     Deficiency
                                                ------------ ---------- -------------- --------------- ------------ --------------
BEGINNING BALANCE, June 30, 2000                      90,021 $        9 $    1,754,727 $        (9,407)$ (1,870,329)$     (125,000)

10/00-shares issued to settle accounts payable           939          1         93,879               0            0         93,880
11/00-shares issued in exchange for options            1,947          2        194,656               0            0        194,658
02/01-shares issued for services                  18,300,000      1,830        181,970               0            0        183,800
02/01-acquisition of PSM                          11,140,020      1,114     (1,943,376)          9,407    1,508,346       (424,509)
S-8 stock for services                             9,370,000        937         92,763               0            0         93,700
144 stock for services                               105,000         10          1,040               0            0          1,050
Shares issued for cash                             1,214,285        121        250,379               0            0        250,500
05/01-asset acquisition                           12,859,980      1,285              0               0            0          1,285
06/01-cancellation of shares                     (15,692,910)    (1,570)         1,570               0            0              0
   Net loss                                                0          0              0               0     (454,522)      (454,522)
                                                ------------ ---------- -------------- --------------- ------------ --------------

BALANCE, June 30, 2001                            37,389,282      3,739        627,608               0     (816,505)      (185,158)

Shares issued for cash                               300,000         30         19,970               0            0         20,000
Shares issued for services                         4,657,500        466        462,293               0            0        462,759
Shares issued for equipment                          800,000         80          7,920               0            0          8,000
Shares issued for debt                             3,553,910        355        355,036               0            0        355,391
Shares issued for business acquisition             3,467,862        347        103,689               0            0        104,036
   Net loss                                                0          0              0               0   (1,053,350)    (1,053,350)
                                                ------------ ---------- -------------- --------------- ------------ --------------

BALANCE, June 30, 2002                            50,168,554      5,017      1,576,516               0   (1,869,855)      (288,322)

Shares issued for debt                               210,526         21         39,979               0            0         40,000
Shares issued for services                         7,000,000        700         74,300               0            0         75,000
   Net loss                                                0          0              0               0     (352,506)      (352,506)
                                                ------------ ---------- -------------- --------------- ------------ --------------

BALANCE, June 30, 2003                            57,379,080      5,738      1,690,795               0   (2,222,361)      (525,828)

Shares issued to settle business dispute             375,000         37          3,713               0            0          3,750
   Net loss                                                0          0              0               0     (136,976)      (136,976)
                                                ------------ ---------- -------------- --------------- ------------ --------------

ENDING BALANCE, December 31, 2003,
(unaudited)                                       57,754,080 $    5,775 $    1,694,508 $             0 $ (2,359,337)$     (659,054)
                                                ============ ========== ============== =============== ============ ==============








     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                      Consolidated Statements of Cash Flows
                   Six Months Ended December 31, 2003 and 2002
                                   (Unaudited)


                                                                                         2003                       2002
                                                                                ----------------------      ---------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                               $             (136,976)     $            (174,417)
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Depreciation                                                                               19,532                     18,755
     Stock issued for services                                                                   - 0 -                     50,000
     Stock issued to satisfy debt                                                                - 0 -                     40,000
     Stock issued for dispute                                                                    3,750                          0
     Reduction of note payable for purchases                                                    (2,835)                         0

Changes in operating assets and liabilities:
     (Increase) in accounts receivable                                                         (44,952)                   (94,919)
     (Increase) decrease in inventory                                                           (9,005)                    53,048
     (Increase) in security deposits                                                                 0                       (500)
     Increase in deposits held                                                                 199,600                          0
     Increase in accounts payable                                                               22,266                     (2,928)
     Increase in accrued compensation - related parties                                          - 0 -                    129,500
     Prepaid franchise sale income                                                             (27,567)                   (35,000)
                                                                                ----------------------      ---------------------

Net cash used for operating activities                                                          23,813                    (16,461)
                                                                                ----------------------      ---------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Acquisition of fixed assets                                                                 - 0 -                    (43,288)
                                                                                ----------------------      ---------------------

Net cash (used) by investing activities                                                              0                    (43,288)
                                                                                ----------------------      ---------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments on capitalized lease                                                                (466)                         0
     Proceeds of note payable                                                                    - 0 -                     40,500
      Bank Overdraft repayment                                                                  (6,860)                         0
                                                                                ----------------------      ---------------------

Net cash provided (used) by financing activities                                                (7,326)                    40,500
                                                                                ----------------------      ---------------------

Net increase (decrease) in cash                                                                 16,487                    (19,249)

CASH, beginning of period                                                                        - 0 -                     20,334
                                                                                ----------------------      ---------------------

CASH, end of period                                                             $               16,487      $               1,085
                                                                                ======================      =====================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Non-Cash Financing Activities:
 Taxes paid in cash                                                             $                    0      $                   0
                                                                                ======================      =====================
 Interest expense paid in cash                                                  $                    0      $                   0
                                                                                ======================      =====================

 Stock issued to settle dispute                                                 $                3,750      $                   0
                                                                                ======================      =====================


     The accompanying notes are an integral part of the financial statements

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements
      (Information with regard to December 30, 2003 and 2002 is unaudited)

(1)  SIGNIFICANT ACCOUNTING POLICIES

Organization and operations

Septima Enterprises, Inc. (Company) was incorporated on September 12, 1988 under the laws of the State of Colorado for the purpose of acquiring interests in other business entities and commercial technologies. Operations to date have consisted of acquiring capital, evaluating investment opportunities, acquiring interests in other businesses and technologies, establishing a business concept, conducting research and development activities, and manufacturing.

The Company, due to the unsuccessful nature of its initial operations, ceased all operations in February 1998. In September 1998, creditors of the Company were successful in obtaining a judgment against the Company for unpaid debts. In October 1998, the Company was subject to a Judicial Sale whereby all assets of the Company were sold in satisfaction of the September 1998 judgment.
Accordingly, the aggregate adjusted balance of open trade payables, as of December 31, 2000, of approximately $134,000 was the only remaining identifiable liability of the Company.

During the first quarter of Fiscal 2001, the Company's legal counsel began to negotiate the settlement of the outstanding trade accounts payable. As a result of these efforts, the Company was able to negotiate settlements during the second quarter of Fiscal 2001, using cash, the Company's restricted and unregistered common stock and combinations thereof, to satisfy approximately $122,700 of open trade payables Additionally, unaffiliated third parties have agreed to assume the remaining approximately $11,000 of trade payables owed to unlocated vendors.

The Company held a Special Meeting of the Shareholders on January 22, 2001. The shareholders approved the following items: 1) Authorized the Company to effect a 1 for 100 reverse split of the Company's issued and outstanding common stock as of February 5, 2001; 2) authorized the Company to reincorporate in the State of Nevada thereby changing the corporate domicile from Colorado to Nevada; and 3) approved changing the par value of the common shares from no par value to $0.0001 per share. The effects of these actions are reflected in the accompanying financial statements as of the first day of the first period presented.

The Company changed its state of incorporation from Colorado to Nevada by means of a merger with and into a Nevada corporation formed on January 26, 2001 solely for the purpose of effecting the reincorporation. The Certificate of
Incorporation and Bylaws of the Nevada corporation are the Certificate of Incorporation and Bylaws of the surviving corporation. Such Certificate of Incorporation changed the Company's name to Bio- Solutions International, Inc. and modified the Company's capital structure to allow for the issuance of 101,000,000 total equity shares consisting of 1,000,000 shares of $0.001 par value preferred stock and 100,000,000 shares of common stock, with a par value of $0.0001 per share.

Principles of consolidation

The consolidated financial statements include the accounts of Bio-Solutions International, Inc. and its wholly- owned subsidiaries, Biosolutions Franchise Corporation. All intercompany transactions have been eliminated.

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements

(1)  SIGNIFICANT ACCOUNTING POLICIES (Continued)

Acquisitions

On February 14, 2001, the Company and Paradigm Sales & Marketing Corporation (a privately-owned Florida corporation), and the individual holders of all of the outstanding capital stock of Paradigm Sales & Marketing Corporation (Holders) entered into a reverse acquisition transaction (Reorganization) pursuant to a certain Share Exchange Agreement (Agreement) of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding shares of common stock of Paradigm Sales & Marketing Corporation in exchange for 11,140,020 shares of post-reverse split restricted, unregistered common stock of the Company. The reorganization was accounted for as a reverse acquisition.

In May 2001, the Company and Biosolutions International, Inc. (A New Jersey corporation) entered into an Asset Acquisition Agreement whereby all the assets were acquired. Upon allocation of the value ascertained to the 12,859,980 shares issued, $1,260 of goodwill resulted from the transaction.

On January 21, 2002, the Company and H3O Holding Corp., (a Delaware corporation), entered into an asset purchase agreement. Pursuant to this agreement, the Company issued 3,467,862 shares of restricted stock, in February 2002, for the assets of "H3O", a water beverage business. The assets acquired consists of the following: inventory of finished goods, registered and unregistered trademarks, trade names, customer list and the formulations and recipes to produce the water products. The common stock of the Company was held in escrow until June 2002, at which time all provisions of the agreement were satisfied.

Revenue Recognition

The Company's revenue is derived primarily from the sale of its products to its franchised distributors upon shipment of product. Additionally, the Company receives income from the sale of its franchises for exclusive rights for specific geographical territories. This income is recognized upon receipt for the initial down-payment. The balance of the unpaid franchise fee is realized by adding a premium to product purchases of the franchisee.

Stock-based compensation

In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, which establishes a fair value based method for financial accounting and reporting for stock-based employee compensation plans and for transactions in which an entity issues its equity instruments to acquire goods and services from non-employees.

However, the new standard allows compensation to employees to continue to be measured by using the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, but requires expanded disclosures. The Company has elected to continue to apply to the intrinsic value based method of accounting for stock options issued to employees. Accordingly, compensation cost for stock options is measured as the excess, if any, of the estimated market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. No compensation expense has been recorded in the accompanying statements of operations related to stock options issued to employees. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements

(1)  SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net loss per share

Basic earnings (loss) per share is computed by dividing the net income (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later.

Income taxes

Deferred income taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry-forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Fair value of financial instruments

The following methods and assumptions were used to estimate the fair value of each class of financial instruments: Cash, accounts receivable and accounts payable. The carrying amounts approximated fair value because of the demand nature of these instruments.

Organization and start-up costs

In accordance with Statement of Position 98-5, the organization and start-up costs have been expensed in the period incurred.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory

Inventory is stated at the lower of cost or market.

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements

(1) SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts receivable

Represents amounts due from franchisees for its products. Substantially all amounts are expected to be collected within one year. The Company has set up an allowance of $2,932 for bad debts.

Interim financial information

The financial statements for the three months ended September 30, 2003 and 2002 are unaudited and include all adjustments which in the opinion of management are necessary for fair presentation, and such adjustments are of a normal and recurring nature. The results for the three months are not indicative of a full year results.

(2)  PROPERTY AND EQUIPMENT

The cost of property and equipment is depreciated using the straight-line method over the estimated useful lives of the various assets.

                                     December 30,            June 30,
                                         2003                  2003
                                 ---------------------    -------------------
Machinery and equipment          $121,518                 $           121,518
Office furniture and equipment                  35,579                 35,579
Leasehold improvements                         259,875                259,875
                                 ---------------------    -------------------
                                               416,972                416,972
Less: Accumulated depreciation                 (79,427)               (59,895)
                                 ---------------------    -------------------
                                 $             337,545    $           357,077
                                 =====================    ===================

     The depreciation expense for the six months ended December 2003 was $ 9760.

(3)  INCOME TAXES

In accordance with FASB 109, deferred income taxes and benefits are provided for the results of operations of the Company. As of December 31, 2003, the Company has incurred cumulative net operating losses of approximately $2,359,000. At this time, due to the uncertainty of future profitable operations, a valuation allowance of 100% will be reflected as an offset against the tax benefit attributed to this loss. This potential tax benefit may be carried forward for up to twenty years.

(4)  CAPITAL TRANSACTIONS

On October 10, 2000, the Company issued an aggregate 939 post-reverse split shares (93,880 pre-reverse split shares) of the Company's restricted, unregistered common stock in settlement of outstanding trade accounts payable in the amount of approximately $93,880.

In February 2001, the Company changed its state of incorporation from Colorado to Nevada by means of a merger with and into a Nevada corporation formed on January 26, 2001 solely for the purpose of effecting the reincorporation. The Certificate of Incorporation and Bylaws of the Nevada corporation are the Certificate of Incorporation and Bylaws of the surviving corporation. Such
Certificate of Incorporation changed the Company's name to Bio-Solutions International, Inc. and modified the Company's capital structure to allow for the issuance of 100,000,000 total equity shares consisting of no shares of preferred stock and 100,000,000 shares of common stock. Both classes of stock have a par value of $0.0001 per share.

                        Bio-Solutions International, Inc.
                   Notes to Consolidated Financial Statements

(4)  CAPITAL TRANSACTIONS (Continued)

On February 13, 2001, the Company issued an aggregate 6,300,000 post-reverse split shares of restricted, unregistered common stock for professional consulting services related to the reinitialization of the Company, preparation of all delinquent SEC filings and search activities related to the potential acquisition of a privately- owned operating entity. This transaction was valued at an estimated "fair value" of $0.01 per share, or $63,000.

On February 16, 2001, the Company filed with the Securities and Exchange Commission a Form S-8 Registration Statement. The Registration Statement registered 12,000,000 post-reverse split shares of the Company's common stock, reserved for the Company's Year 2001 Employee/Consultant Stock Compensation Plan for the Company's current employees, directors, consultants and advisors. Through September 30, 2002, a total of 12,000,000 shares under this Registration Statement have been issued.

In February 2001, the Company issued 11,140,000 shares of restricted common stock in the reverse acquisition with Paradigm Sales and Marketing, Inc.

On March 14, 2001, the Company issued 100,000 shares of restricted common stock as a sign-on bonus in conjunction with an employment agreement.

On May 1, 2001, the Company exchanged 12,859,980 restricted shares of common stock for the assets and liabilities of Biosolutions International, Inc. (a New Jersey Co.).

On May 10, 2001, the Company issued 5,000 post-reverse split shares of restricted, unregistered common stock for consulting services valued at $50.

On June 7, 2001, two (2) stockholders agreed to return to treasury 15,692,910 restricted shares of common stock. No consideration was given for these shares.

For the period July through September 2001, the Company issued 650,000 shares of S-8 common stock for services.

In September 2001, the Company received $40,000 for 210,526 restricted shares of common stock.

In September 2001, the Company issued 800,000 restricted shares of common stock for a mobile laboratory.

In October 2001, the Company issued 450,000 shares of S-8 common stock for services.

In December 2001, the Company issued 300,000 shares of restricted common stock for $20,000 in cash.

In December 2001, the Company issued 1,200,000 shares of S-8 common stock for services.

In December 2001, the Company issued 1,270,000 shares of restricted common stock for services.

In December 2001, the Company issued 3,554,560 shares of restricted common stock to convert $355,391 of Notes Payable and accrued interest from related parties.

In January 2002, the Company issued 100,000 shares of S-8 common stock for services.

                        Bio-Solutions International, Inc.
                          Notes to Financial Statements

(4)  CAPITAL TRANSACTIONS (Continued)

In February 2002, the Company issued 252,500 shares of restricted common stock for services.

In April 2002, the Company issued 400,000 shares of restricted common stock for services.

In May 2002, the Company issued 7,500 shares of restricted common stock for services.

In June 2002, the Company issued 300,000 shares of S-8 common stock for services.

In June 2002, the Company released from escrow 3,467,862 shares of previously issued common stock for the acquisition of assets.

In October 2002, the Company issued 210,526 shares of restricted common stock to satisfy $40,000 of advances made by a stockholder.

In October 2002, the Company issued 2,000,000 shares of restricted common stock to a stockholder for his services.

In April 2003, the Company issued 5,000,000 shares of restricted common stock to 5 stockholders for their services.

In July 2003, the Company issued 375,000 shares of restricted common stock valued at $3,750 to settle a business dispute.

(5)  STOCK OPTIONS

During the second quarter of Fiscal 2001, the Company negotiated the surrender and cancellation of approximately 12,270 issued and outstanding options to purchase shares of the Company's common stock at prices ranging between $2.00 and $100.00 per share, expiring through January 2004, in exchange for the issuance of an aggregate 1,946 shares of restricted, unregistered common stock. The common stock was issued at an exchange rate of approximately 12.42% of the issued and outstanding options cancelled.

The fair value of each option grant is estimated on the date of grant using the present value of the exercise price with the following weighted-average assumptions used for grants in 1997: risk-free interest rates of 7.5 percent; expected lives of 5 to 10 years, no dividends and price volatility of 30%.

At June 30, 2003, the Company had no stock options outstanding, as the last of the previously issued options expired worthless during fiscal 2003.

6)   RELATED PARTIES

On May 16, 2001, the Company entered into an employment agreement with a shareholder commencing May 1, 2001 for a term of five (5) years. In addition, there is a sign-on bonus of 100,000 shares of restricted common stock and an additional 100,000 shares upon completion of the manufacturing of a specific quality of product. The annual compensation is fixed at $60,000 per annum.

                        Bio-Solutions International, Inc.
                          Notes to Financial Statements

(6)  RELATED PARTIES, continued

On January 3, 2000, the Company's wholly-owned subsidiary entered into an employment agreement with a shareholder for a term of five (5) years. The Company pays or accrues compensation of $5,500 per month.

The Company entered into an informal compensation agreement with a shareholder for consulting and marketing services to the Company. Services are being accrued at $5,500 per month. The Company entered into informal compensation agreements with other shareholders for consulting and marketing services to the Company.

(7)  LEASE COMMITMENTS

On April 29, 2002, the Company executed a lease agreement for an office and warehouse facility commencing May 1, 2002 for a term of five (5) years. An officer and director owns one-third of the entity which owns the leased facility. Future minimum rentals are as follows:


       2004                         $    36,000
       2005                              36,000
       2006                              36,000
       2007                              12,000

The rent expense for the three months ended September 30, 2003 and 2002 was $9,000, respectively.

(8)  NOTES AND LOANS PAYABLE

                                                     12/31/03         6/30/03
                                                    -------------   ------------
Unsecured promissory note, bearing interest
at 10% per annum, convertible into restricted
shares of common stock at $.10 per share.           $     409,067   $    411,902

(9)  GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company's financial position and operating results raise substantial doubt about the Company's ability to continue as a going concern, as reflected by the net loss of $ 2,359 ,000 accumulated through December 31, 2003. The ability of the Company to continue as a going concern is dependent upon commencing operations, developing sales and obtaining additional capital and financing. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

(10) SUBSEQUENT EVENTS

The Company sold the manufacturing portion of its business and the associated assets in March 2004. The Company received a $250,000 deposit toward the purchase price as of December 31, 2003.

(11) CONTINGENCY

The Company has been notified that a franchisee, BioSolutions of Northern Virginia, Inc., has sought to file a complaint with the Commonwealth of Virginia alleging breach of contract and misrepresentation resulting in damages. Legal Counsel has estimated that the claim can be settled for approximately $30,000.

On October 8, 2003, the Commonwealth of Virginia filed a "show cause" order due to non-registration of the franchising activities in Virginia. The state allegations include various violations of the "Virginia Retail Franchising Act." The probable outcome will be that the Company comply with the registration requirements, refund of franchise fees received in Virginia and to withdraw from the state.

     (b) Pro forma financial information.

          (1) Pro forma financial information regarding the newly acquired subsidiary Bio-Solutions Manufacturing, Inc have been delayed and will be included as an amendment to the Form 8K-A on or before June 8, 2004.


     (c) Exhibits


Exhibit No.    Description
----------------------------------------------------------------------

31.1     *     Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

31.2     *     Certification  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002.

32.1     *     Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

32.2     *     Certification  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002.

---------------------
*    Filed Herewith.



Item 7A. CONTROLS AND PROCEDURES.

     As required by Rule 13a-15 under the Exchange Act, within the 90 days prior to the filing date of this report, the Company carried out an evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures. This evaluation was carried out under the supervision and with the participation of the Company's management, including the Company's President, Chief Executive and Chief Financial Officer. Based upon that evaluation, the Company's President, Chief Executive and Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective. There have been no significant changes in the Company's internal controls or in other factors, which could significantly affect internal controls subsequent to the date the Company carried out its evaluation.

     Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in Company reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in Company reports filed under the Exchange Act is accumulated and communicated to management, including the Company's Chief Executive and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.


ITEM #8 - CHANGE IN FISCAL YEAR

     Not Applicable







                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Bio Solutions Manufacturing, Inc.
                                  (Registrant)



Date: June 2, 2004                 By: /s/ Krish V. Reddy
                                    --------------------------------
                                        Krish V. Reddy, Ph.D.,
                                        President